Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER, SECTION 906

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Venugopal Rathi, the Chief Financial Officer (Principal Financial Officer) of NF Investment Corp. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Form 10-Q of the Company for the quarter ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 6, 2015

/s/ Venugopal Rathi
Venugopal Rathi Chief Financial Officer (Principal Financial Officer)

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.